SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported) . . . . . . .December 29, 1998




                        FIELDPOINT PETROLEUM CORPORATION
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                                    COLORADO
                                    --------
                 (State or Other Jurisdiction of Incorporation)




       0-9435                                            84-0811034
       ------                                            ----------
(Commission File Number)                    (IRS Employer Identification Number)



1703 Edelweiss Drive
Cedar Park, Texas                                           78613
----------------------                                      ------
(Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code (512) 250-8692

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

         FieldPoint Petroleum Corporation (The Company) consummated the purchase of a 9.75% working interest in the Butler lease and a 9.50% working interest in the Diamond lease from Pontotoc Production,Inc. Each lease currently has one or more producing oil and gas well. The Company paid $180,000 cash consideration for the lease rights and related equipment.

         Closing of the acquisition took place on December 29, 1998, with the effective date being December 1, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

(a)      Financial Statements - to be filed by amendment to this 8-K.

(b)      Exhibits

99.2     Press Release dated January 8, 1999





                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FieldPoint Petroleum Corporation
                                               (Registrant)

                                               By: /s/ Ray D. Reaves
                                                   --------------------------
                                                       Ray D. Reaves
                                                       President

Dated: January 12, 1999

EXHIBIT 99.2

Friday January 8, 9:15 a.m. Eastern Time

Company Press Release

SOURCE: FieldPoint Petroleum Corporation

FieldPoint Petroleum Corporation Announces Acquisition of Oil and Gas Assets

AUSTIN, TX Jan. 8/PRNewswire/ -- FieldPoint Petroleum  Corporation (OTC Bulletin
Board: FPPC-the "Company") announced today that it has entered into an agreement with Pontotoc Production, Inc. (OTC Bulletin Board: PNTU) to purchase up to $1,132,750 in certain working interest in multiple leases including Pontotoc's recently announced Boyle Acquisition, located primarily in and around Pontotoc County, Oklahoma.

The Company has delivered a cash payment in the amount of $220,000 to Pontotoc Production, Inc. which gives FieldPoint Petroleum title to certain working interest in the Butler and Diamond leases. This amount also includes an earnest money payment which will give the Company until April 1999 to close on the transaction. FieldPoint Petroleum will also be granted the right to participate as an industry partner with Pontotoc in future acquisitions and development programs.

Ray D. Reaves, FieldPoint petroleum's President and Chief Executive Officer stated that "At the end of the day, this transaction, as well as the industry partner relationship with Pontotoc, will offer substantial upside to FieldPoint in terms of increasing our reserve base."

FieldPoint Petroleum Corporation is an oil and gas exploration and production company whose principal operations are in Texas and Wyoming.

This release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are based on assumptions that the Company believes are reasonable, but which are subject to a wide range of uncerainties and business risks. Factors that could cause actual results to differ from those anticipated are discussed in the Company's periodic filings with the Securities and Exchange Commission, www.sec.gov, including its Annual Report on Form 10-KSB for the year ended December 31,1997.

For more information, visit the Company's website at http://www.fppcorp.com or contact Ray Reaves, President of FieldPoint Petroleum, (512)250-88692.